UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

GameStop Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051

(817) 424-2000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On May 17, 2024, GameStop Corp. (the “Company”) issued a press release announcing certain preliminary financial results for its first quarter ended May 4, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2, “Results of Operations and Financial Condition” of this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth therein.

Item 8.01	Other Events.

On May 17, 2024, the Company announced certain preliminary financial results for its first fiscal quarter of 2024, specifically that its:

•	net loss for the fiscal quarter is expected to be in the range of $27 million to $37 million, compared to a net loss of $50.5 million in the prior year fiscal quarter.

•	net sales for the fiscal quarter are expected to be in the range of $0.872 billion to $0.892 billion compared to $1.237 billion in the prior year fiscal quarter.

•

cash, cash equivalents and marketable securities are expected to be in the range of $1.073 billion to $1.093 billion as of the end of the fiscal quarter, compared to $1.310 billion at the close of the prior year fiscal quarter.

•

selling, general and administrative (“SG&A”) expenses for the fiscal quarter are expected to be in the range of $290 million to $300 million, compared to $345.7 million in the prior year fiscal quarter.

The Company’s financial results are preliminary and subject to completion of the Company’s quarter-end closing process and adjustments. As the Company has not completed its first quarter fiscal 2024 close process, such preliminary results may change. The preliminary financial results have been prepared by, and are the responsibility of, the Company’s management. The preliminary financial results have not been compiled or examined by the Company’s independent auditors nor has the Company’s independent auditors performed any procedures with respect to the preliminary results or expressed any opinion or any form of assurance on such results. In addition, the preliminary results are not necessarily indicative of the results to be achieved for any future period.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS – SAFE HARBOR

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon management’s current beliefs, views, estimates and expectations, including as to the Company’s industry, business strategy, goals and expectations concerning its market position, strategic and transformation initiatives, future operations, margins, profitability, sales growth, capital expenditures, liquidity, capital resources, expansion of technology expertise, and other financial and operating information, including expectations as to future operating profit improvement. Forward-looking statements are subject to significant risks and uncertainties and actual developments, business decisions, outcomes and results may differ materially from those reflected or described in the forward-looking statements. The following factors, among others, could cause actual developments, business decisions, outcomes and results to differ materially from those reflected or described in the forward-looking statements: economic, social, and political conditions in the markets in which we operate; the competitive nature of the Company’s industry; the cyclicality of the video game industry; the Company’s dependence on the timely delivery of new and innovative products from its vendors; the impact of technological advances in the video game industry and related changes in consumer behavior on the Company’s sales; interruptions to the Company’s supply chain or the supply chain of our suppliers; the Company’s dependence on sales during the holiday selling season; the Company’s ability to obtain favorable terms from its current and future suppliers and service providers; the Company’s ability to anticipate, identify and react to trends in pop culture with regard to its sales of collectibles; the Company’s ability to maintain strong retail and ecommerce experiences for its customers; the Company’s ability to keep pace with changing industry technology and consumer preferences; the Company’s ability to manage its profitability and cost reduction initiatives; turnover in senior management or the Company’s ability to attract and retain qualified personnel; potential damage to the Company’s reputation or customers’ perception of the Company; the Company’s ability to maintain the security or privacy of its customer, associate or Company information; occurrence of weather events, natural disasters, public health crises and other unexpected events; risks associated with inventory shrinkage; potential failure or inadequacy of the Company’s computerized systems; the ability of the Company’s third party delivery services to deliver products to the Company’s retail locations, fulfillment centers and consumers and changes in the terms the Company has with such service providers; the ability and willingness of the Company’s vendors to provide marketing and merchandising support at historical or anticipated levels; restrictions on the Company’s ability to purchase and sell pre-owned products; the Company’s ability to renew or enter into new leases on favorable terms; unfavorable changes in the Company’s global tax rate; legislative actions; the Company’s ability to comply with federal, state, local and international laws and regulations and statutes; potential future litigation and other legal proceedings; volatility in the value of our investments and securities; concentration of the Company’s investment portfolio into one or few holdings; the recognition of losses in a particular security even if the Company has not sold the security; volatility in the Company’s stock price, including volatility due to potential short squeezes; continued high degrees of media coverage by third parties; the availability and future sales of substantial amounts of the Company’s Class A common stock; fluctuations in the Company’s results of operations from quarter to quarter; the restrictions contained in the agreement governing the Company’s revolving credit facility; the Company’s ability to generate sufficient cash flow to fund its operations; the Company’s ability to incur additional debt; risks associated with the Company’s investment in marketable, nonmarketable and interest-bearing securities, including the impact of such investments on Company’s financial results; and the Company’s ability to maintain effective control over financial reporting. Additional factors that could cause results to differ materially from those reflected or described in the forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and other filings made from time to time with the SEC and available at www.sec.gov or on the Company’s investor relations website (https://investor.gamestop.com). Forward-looking statements contained in this Form 8-K speak only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

By:	/s/ Daniel Moore
	Name:	Daniel Moore
	Title:	Principal Financial and Accounting Officer

Date: May 17, 2024